                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   December 21, 2001


                               CVEO Corporation
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                (Exact name of registrant specified in Charter)

        Delaware                        1-13430                 04-1419731
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

One High Street, North Andover, MA                                     01845
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(Address of principal executive offices)                              Zip Code

Registrant's telephone, including area code:  978.983.3375
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        (Former name and former address, if changed since last report)

ITEM 5.    OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on December 21, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending November 30, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     . Consolidated Balance Sheet as of November 30, 2001.

     . Consolidated Income Statement for the month of November 2001 and year to date.

     . Schedule of Cash Receipts and Disbursements November 1, 2001 to
       November 30, 2001.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits
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     99.1  Financial Information

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on January 3, 2002.

                                 CVEO CORPORATION


                                 By: /s/ James E. Lawlor
                                     -------------------
                                     James E. Lawlor
                                     Senior Vice President and
                                     Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit                                    Page
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99.1       Financial Information            4